EXECUTION COPY
AMENDMENT dated as of January 12, 2010 (this “Amendment”), to the CREDIT AGREEMENT dated as of March 9, 2009 (the “Credit Agreement”), among TYSON FOODS, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the parties wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1.   Defined Terms.  Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

SECTION  2.   Amendment of the Credit Agreement.  Upon the effectiveness of this Amendment as provided in Section 5 below, Section 6.08(b) of the Credit Agreement is hereby amended by (1) deleting the word “and” at the end of subparagraph (vii) thereof, (2) replacing the reference in subparagraph (viii) thereof to “$500,000,000” with a reference to “$350,000,000”, (3) replacing the period at the end of subparagraph (viii) thereof with a semicolon and the word “and” and (4) inserting at the end thereof the following new subparagraph (ix):

“(ix) so long as no Default shall have occurred and be continuing and (1) after giving effect to such prepayment or repurchase, no Loan shall be outstanding and (2) the Company reasonably expects that after giving effect to such prepayment or repurchase, the Loan Parties shall have unrestricted domestic cash in an amount not less than the aggregate principal amount of the 2011 Notes that remain outstanding, prepayments or repurchases of any Indebtedness other than 2011 Notes.”

SECTION  3.   Representations and Warranties.  The Company represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date (as defined below), before and after giving effect to this Amendment, that:

(a) No Default has occurred and is continuing.

(b) The representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties that are not so qualified are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct as of such earlier date).

SECTION  4.   Fees.  The Company agrees to pay on the Amendment Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on January 12, 2010, an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the aggregate amount of such Lender’s Commitment.  All such fees shall be payable in immediately available funds and shall not be refundable.

SECTION  5.   Conditions Precedent to Effectiveness.   This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) counterparts hereof duly executed and delivered by the Company and the Required Lenders, (b) a certificate, signed by a Responsible Officer of the Company stating that on the Amendment Effective Date, before and after giving effect to this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties that are not so qualified are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct as of such earlier date), and (c) the Amendment Fees payable to the Lenders that delivered counterparts of this Amendment on or prior to the time specified in Section 4.

SECTION  6.   No Other Amendments or Waivers; Confirmation.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  Nothing herein shall be deemed to entitle the Company or the other Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.  This Amendment shall be a Loan Document for all purposes of the Credit Agreement.  On and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION  7.   Expenses.  The Company agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION  8.   Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

SECTION  9.   Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be delivered by facsimile or other electronic transmission of the signature pages hereof, and such delivery shall be as effective as delivery of a manually executed signature page hereof.

SECTION  10.   Headings.  The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

TYSON FOODS, INC.,
by
/s/ Ted Jones
Name: Ted Jones
Title: VP & Treasurer

JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent, by
/s/ Barbara R. Marks
Name: Barbara R. Marks
Title: Executive Director

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: Farm Credit Bank of Texas
by
/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: ING CAPTIAL LLC
by
/s/ Lina A. Garcia
Name: Lina A. Garcia
Title: Director

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH
by
/s/ Michalene Donegan
Name: Michalene Donegan
Title: Executive Director

by
/s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: FARM CREDIT SERVICES OF MID-AMERICA, FLCA
by
/s/ Tom Biggs
Name: Tom Biggs
Title: Vice President - Agribusiness

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: U.S. BANK NATIONAL ASSOCIATION
by
/s/ Matthew Kasper
Name: Matthew Kasper
Title: Relationship Manager

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January 11, 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: THE BANK OF NOVA SCOTIA
by
/s/ Paula J. Czach
Name: Paula J. Czach
Title: Director

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: COLE TAYLOR BANK
by
/s/ Richard Sitz
Name: Richard Sitz
Title: Senior Vice President

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: CoBank, ACB
by
/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: SOCIETE GENERALE, NEW YORK BRANCH
by
/s/ Sebastien Ribatto
Name: Sebastien Ribatto
Title: Managing Director

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: MORGAN STANLEY BANK, N.A.
by
/s/ Melissa James
Name: Melissa James
Title: Authorized Signatory

The Lender below hereby approves and becomes a party to the Amendment dated as of January 12, 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: REGIONS BANK
by
/s/ James H. Cooper
Name: James H. Cooper
Title: Senior Vice President

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: BARCLAYS BANK PLC
by
/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

VOTING PARTICIPANT: AGFIRST FARM CREDIT BANK
by
/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

The Lender below hereby approves and becomes a party to the Amendment dated as of January    , 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION
by
/s/ Dwayne Coker
Name: Dwayne Coker
Title: Duly Authorized Signatory

For any institution requiring a second signature line:

by

Name:
Title:

The Lender below hereby approves and becomes a party to the Amendment dated as of January 12, 2010, to the Credit Agreement dated as of March 9, 2009, among Tyson Foods, Inc., the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent:

LENDER: Wachovia Bank, National Association
by
/s/ Katherine Houser
Name: Katherine Houser
Title: Director

For any institution requiring a second signature line:

by

Name:
Title: